Exhibit 10.7
Letter of Confirmation of Interest of Related Party Loans

Party A: Universal Solar Technology, Inc.
Party B: Wensheng Chen
Party C: Zhuhai Yuemao Laser Facility Engineering Co., Ltd.
Party D: Yuemao Science & Technology Group

Whereas:
1.	Party A is a public company trading on OTC BB;
2.	Party B is the Chief Executive Officer and Chairman of Board of Directors of Party A;
3.	Party B is the legal representative of Party C;
4.	Party B is the legal representative of Party D;
5.	Party B, Party C and Party D provide funds to Party A in the form of related party loans.

Party A, Party B, Party C and Party agree that all loans provided by Party B, Party C and Party D to Party A will bear interest at the interest rate of 3.50% per annum since January 1, 2011. Party A can make payment of accrued interest when its cash flow circumstance allows.

Party A: Universal Solar Technology, Inc.
/s/ Wensheng Chen

Party B: Wensheng Chen
/s/ Wensheng Chen

Party C: Zhuhai Yuemao Laser Facility Engineering Co., Ltd.
/s/ Wensheng Chen

Party D: Yuemao Science & Technology Group
/s/ Wensheng Chen